UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2010

Abington Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	000-52705	20-8613037
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Old York Road, Jenkintown, Pennsylvania	19046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 886-8280

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 24, 2010, Abington Bancorp, Inc. (the “Company”) issued a press release announcing a cash dividend of $0.06 per share on the Company’s common stock payable on December 21, 2010 to shareholders of record on December 7, 2010.

For additional information, reference is made to the Company’s press release dated November 24, 2010, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) The following exhibits are included with this Report:

Exhibit No.	Description

99.1	Press Release, dated November 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABINGTON BANCORP, INC.

By:	/s/ Robert W. White

Name:	Robert W. White
Title:	Chairman, President and Chief Executive Officer

Date: November 29, 2010

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated November 24, 2010